Institutional International Equity Portfolio

Supplement to Prospectus
Dated April 3, 1996

The following table is to be inserted after the section entitled "Expense information" on page 2.

    The  following  table  includes   selected  data  for  a  share  outstanding
    throughout the period and other performance information derived from the financial statements.

    If you would like more detailed information concerning the Portfolio's performance, a complete portfolio listing and financial statements are available in the Portfolio's Semiannual Report dated June 30, 1996 and may be obtained without charge by writing or calling the Company.

                                                                                For the Period
                                                                                April 3, 1996
                                                                                (commencement
                                                                                of operations)
                                                                                to June 30, 1996
                                                                                ----------------
    Net asset value, beginning of period                                             $12.00
                                                                                     ------
    Income from Investment Operations:
    Net investment income (a)                                                           .07
    Net realized and unrealized gain (loss) on investments                              .15
                                                                                     ------
    Total from investment operations                                                    .22
                                                                                     ------
    Net asset value, end of period                                                   $12.22
                                                                                     ======
    Total return (%) (d)                                                               1.83(b)
    Ratios and Supplementary Data
    Net assets, end of period ($ millions)                                               16
    Ratio of operating expenses, to average daily net assets (%) (a)                    .95(c)
    Ratio of net investment income, to average daily net assets (%)                    3.05(c)
    Portfolio turnover rate (%)                                                        1.90(c)
    Average commission rate paid                                                     $.0004
    (a)   Reflects a per share amount of expense reductions                            $.07
          Operating expense ratio before expense reductions (%)                        4.01(c)
    (b)   Not annualized
    (c)   Annualized
    (d)   Total returns are higher due to maintenance of the Fund's expenses.


November 1, 1996